DEVELOPING COUNTRIES

ROBERTSON STEPHENS MUTUAL FUNDS
The Developing Countries Fund
Semi-Annual Report
September 30, 1995

[GRAPHIC]

                                                                               2

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THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS



FUND PHILOSOPHY

Long-term capital appreciation drives the investment strategy of The Robertson Stephens Developing Countries Fund. The Fund has high expectations for the long-term performance of emerging markets worldwide, and anticipates that some foreign equity markets may outperform the stock markets of developed countries. The Fund is positioned to capitalize on both rising and falling markets. Primarily, it will invest in equity securities of growing or undervalued companies in developing countries and hold those positions for maximum growth. Additionally, the Fund will seek to identify countries, sectors or individual securities that may be overvalued and will sell short in an attempt to profit from anticipated devaluation. Shareholders are encouraged to invest with a three- to five-year time frame, and are urged to recognize that international investing entails risks that may be greater than the average mutual fund.


            CONTENTS

     1    Fund Highlights
     2    Report to Shareholders
     6    Did You Know?
     7    Answers to Your Questions
     8    Country Focus
     10   Portfolio Manager's Travelogue
     12   Fund Performance
     13   Portfolio Summary
     14   Schedule of Net Assets
     17   Statement of Net Assets
     18   Statement of Operations
     19   Statement of Changes in Net Assets
     20   Financial Highlights
     21   Notes to Financial Statements
     24   Administration

                                                   ROBERTSON, STEPHENS & COMPANY


FUND HIGHLIGHTS


AGGRESSIVE ASSET ALLOCATIONS
While the Fund has the unique ability to short, currently we are essentially fully invested with roughly 99% of our assets invested in equities, 1% in cash and no short positions. To us, the outlook for emerging markets remains positive.

OPTIMISTIC OUTLOOK
Having endured an extensive correction of market excesses, we are confident that the asset class is set to rebound. We believe economic fundamentals remain strong, and valuations now appear fair.

POLAND POISED FOR DEVELOPMENT
A strong domestic economy, a growing export sector, fair valuations and an abundance of quality restructured companies make Poland especially attractive right now. Two of our favorite companies are Bank Rozwoju Eksportu SA (BRE) and Irena, a glass and crystal manufacturer.

EMERGING EUROPE UP LATIN AMERICA DOWN
Our regional allocation continues to favor Asia, while increasing exposure to Emerging Europe at the expense of Latin America. We believe Emerging Europe possesses attractive fundamentals and valuations while Latin America does not.


                                                                               1

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THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


FUND MANAGER


DEAR SHAREHOLDER:

The past quarter started with a continuation of the positive trend of the prior quarter and resulted in The Robertson Stephens Developing Countries Fund reaching a net asset value of $10.02 for a short time. The sharp rally from the Fund's low of $7.65 however, was a bit overdone, and the Fund entered a period of consolidation. For most of the quarter, the net asset value remained in slightly positive territory -- hovering around $9.38 before experiencing a final week sell-off to $9.09 which resulted in a 1.73% loss for the quarter.

CURRENT ASSET ALLOCATION REMAINS AGGRESSIVE
At the time of this writing the Fund is essentially fully invested with roughly 99% of its assets invested in equities, 1% in cash, and no short positions. We continue to believe that the outlook for emerging markets remains positive and believe that the optimal position for the Fund at this time is to have maximum exposure to the markets (i.e., 100% long).


2

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                                                   ROBERTSON, STEPHENS & COMPANY


Having gone through what has essentially been an 18 month correction of excesses in the emerging market asset class, we believe that valuations are now attractive and that economic fundamentals remain strong. A return of portfolio investment into the asset class and a resulting appreciation of equity prices now seem possible. While it is always difficult to judge the timing and catalyst for such an event (it always seems to take longer than expected), we believe that one possibility may be a slowing in the appreciation of U.S.
equity prices. The U.S. market has clearly attracted strong portfolio inflows which may have diverted potential investment from the emerging markets.

REGIONAL AND COUNTRY ALLOCATION
Our regional allocation continues to lean towards Asia while increasing exposure to Emerging Europe at the expense of Latin America. Currently, five countries in Asia account for roughly 55% of the Fund, while two countries in Latin America represent 18% of assets, and Emerging Europe is now 18%.

Looking forward, the Fund will likely continue to shift assets from Latin America to Emerging Europe. Having just returned from back-to-back research trips to the two regions, we strongly believe that Emerging Europe will significantly outperform Latin America over the coming 12 to 24 months. While growth is accelerating in Emerging Europe where the markets appear cheap and under-owned, the opposite seems true for Latin America.

Continuing problems with overvalued currencies (particularly in Argentina) and never-ending inflation battles (Brazil) are resulting in exceptionally restrictive economic growth policies in the Latin America region. With unemployment rising, growth decelerating and earnings falling, the potential for significant setbacks at the corporate and country level clearly exist. Equally unsettling is that meaningful problems in one country will likely produce dire results for the region as a whole.

The most significant changes to country weightings have taken place in these two regions. Mexico has been reduced from approximately 20% of the Fund at the beginning of the quarter to 9% today, and the Czech Republic has grown to 18%.


"We believe economic fundamentals remain STRONG and valuations now appear fair."


3

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THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


POLAND


POLAND
Last quarter we highlighted the Czech Republic, our favorite emerging market, in the Country Focus section. This quarter we review another Emerging European market, Poland, which we also expect to be one of the top performing markets in the years to come.

Our primary reasons for investing in Poland are: a strong domestic economy, a growing export sector, fair valuations and an abundance of quality restructured companies. Having successfully transitioned from a centrally planned economy to a free market economy via "shock" reform policies, the Poles' efforts are starting to bear fruit. In addition to strong domestic demand which should support GDP growth of 6.5% this year, exports to the East and West are growing as a result of Poland's positive geographic positioning. Polish corporations that have undergone extensive restructuring in the past years are well positioned to take advantage of these developments. Management teams that we have met with are competent and seem determined to


[PHOTO]
G. Randy Hecht
President

INVESTMENT MANAGEMENT


4

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                                                   ROBERTSON, STEPHENS & COMPANY


capitalize on recent developments by increasing turnover and profitability. The Polish equity market, which astounded many investors by soaring 740% from a low base in 1993, suffered an extensive correction in 1994 and 1995 and now appears fairly valued at a price/earnings ratio (P/E) of roughly 10.

Two of our favorite Polish companies are Bank Rozwoju Eksportu SA (BRE) and Irena, a glass and crystal manufacturer.


BANK ROZWOJU EKSPORTU SA
Bank Rozwoju Eksportu SA (BRE) is one of our most recent investments (after the close of the quarter). One of BRE's main attractions is its large market share in the fastest growing sectors of the Polish banking industry -- foreign trade, brokerage services and investment banking. Another significant plus is its alliance with the powerful German Commerzbank. This should benefit the bank longer term as should the bank's outstanding credit management. While the bank has managed to increase its earnings per share from 1.65 zloty in 1993 to an estimated 7.11 zloty this year, the stock has actually declined and now trades at a P/E of less than six.


IRENA
Irena, a glass and crystal manufacturer from Kieke (central Poland), has strong positions in the domestic market and a reputation for quality and excellence. The company exports 75% of its production to the U.S., Japan, Britain, Australia and other highly profitable foreign markets. Aggressive cost-cutting programs, new product offerings and more direct sales have had a positive impact on profitability. Operating margins have grown from 18.3% in 1994 to 18.8% in 1995 and are expected to increase further in 1996. Given increasing demand from their most profitable export markets and expanding direct sales, we believe that Irena is very attractively priced at nine times expected 1995 earnings.


LOOKING FORWARD
While the timing and the catalyst for the next move up in the emerging markets is uncertain, we are confident that we now stand on solid ground having endured an extensive correction of market excesses. Economic fundamentals remain strong and valuations now appear fair. We remain optimistic and believe we are well positioned, being essentially fully invested, to take advantage of positive developments in the future. Thank you for your ongoing support.


Sincerely,

/s/ Michael C. Hoffman

MICHAEL C. HOFFMAN
Portfolio Manager


                                                                               5

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THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


DID YOU KNOW?


Test your global knowledge. Answers follow on page 11.


1.
Which geographic region had the highest economic growth rate in 1994?

a. LATIN AMERICA
b. EMERGING EUROPE
c. ASIA

2.
Which three countries had the highest rates of economic growth over the past decade? (As measured by real growth in Gross National Product [GNP] per capita)

a. U.S., JAPAN, GERMANY
b. BRAZIL, MALAYSIA, CHILE
c. THAILAND, KOREA, CHINA

3.
Which country's rate of inflation has dropped from over 3,000% in 1989 to less than 4% in 1994?

a. BRAZIL
b. ARGENTINA
c. TAIWAN

4.
A. What is the western most country in South America?

a. ARGENTINA
b. PERU
c. ECUADOR

B. Which U.S. city lies directly north of the western most tip of that country?

a. MIAMI
b. DALLAS
c. CHICAGO


6

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                                                   ROBERTSON, STEPHENS & COMPANY


ANSWERS TO YOUR QUESTONS


We believe it is important for you to have the opportunity to directly ask Portfolio Manager Michael Hoffman for his thoughts on matters of interest to you. If there is anything you want to know, or if you have a suggestion, please contact us at the address below. We look forward to hearing from you.


Q:   What do you do on your research trips -- how do you allocate your time?

A:   My research trips are broken into three parts. The first, which represents roughly one-third of my time, is spent meeting with government officials to gauge political risk and to ascertain shifts in economic policy. Typically, I will meet with representatives from the executive branch, the finance ministry, the central bank, the opposition party and select others. The second portion, which represents slightly less than one-third of the time, involves meeting with independent representatives who provide a check and balance in regards to what the government is saying. This often includes local representatives from the IMF or World Bank, local journalists and local professors. These two portions of the trip help me decide in which countries to invest. Finally, I spend a little more than one-third of my time meeting with company executives and visiting factories to gain insights on the outlook for earnings, the quality of management and other variables that help me to decide in which companies to invest.

Q:    Which country and which region do you expect to be the top performers over the next year?

A:    The Czech Republic and Emerging Europe. Economic fundamentals in Emerging
Europe continue to improve as these countries further their transition from centrally planned economies to free market economies. Economic growth is quickening, inflation is falling, exports are expanding and political risk is on the decline. Additionally, valuations look extremely attractive and foreign investor interest appears to be escalating. Many of these markets have recently been through bear markets.

Q:    How much should I invest in the emerging markets? What percent of your assets are invested in the emerging markets?

A:    Unfortunately, I cannot answer the first part of this question as the appropriate amount differs for each individual according to their investment objectives and their tolerance for risk. A financial advisor should be able to help you answer this question. As for myself, I do have a considerable portion of my assets invested in my Developing Countries Fund. I firmly believe that higher rates of economic growth in the developing countries shall, over the long-term, reward emerging market investors.


Send your questions regarding The Robertson Stephens Developing Countries Fund to:

Schyler Parsons
Robertson Stephens & Company
555 California Street, Suite 2600
San Francisco, CA 94104
Fax: 415/788-4665
E-mail: schyler_parsons@rsco.com.

QUESTIONS MAY BE EDITED FOR REASONS OF SPACE AND CLARITY.


                                                                               7

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THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


COUNTRY FOCUS
Poland


HISTORY AND ECONOMIC DEVELOPMENT
Historically, one of the greatest misfortunes for Poland has been its geographic location. Military conflicts and border disputes between its powerful neighbors, Russia and Germany, have often turned the country into a battlefield, and large pieces of Polish territory have been passed from one great power to another. Ironically, this geographic curse of yesterday has become an important competitive advantage for the country in today's era of economic warfare. In addition to a strong domestic economy (the largest in the region), Polish companies are now benefiting from exports to both the rich West and to the sprawling markets of the former Soviet Union.

After the end of communism, Poland implemented a series of bold economic reforms (dubbed "shock therapy") that resulted in immediate economic pain, but which eventually allowed the country to be the first in the region to achieve positive economic growth. Today, Poland has promising economic growth (6.5% in 1995), falling rates of inflation and a stable currency.

In addition to improving economic fundamentals, Poland is also benefiting from the emergence of a competitive and financially sound private sector as a result of a mass privatization program. Polish management, which has had to learn to compete, tends to be competent, aggressive and determined to succeed.

Politically, Poland has achieved a stable democracy which is unlikely to disappear. The populace has been strongly behind the reform programs and is a strong proponent of Poland's inclusion into the European Union and NATO.

With positive geographic positioning, improving economics, a strong private sector and political stability, we believe Poland is destined to be a power in Emerging Europe.

[MAP]

COUNTRY FACTS

CAPITAL: Warsaw
POPULATION: 39 million
PER CAPITA GDP: $2,300
AREA: 120,727 sq. mi.
(roughly 4/5 the size of California)


NEIGHBORING COUNTRIES:
Germany, Czech Republic, Slovakia, Russia, Belarus, Ukraine, Lithuania


PRESIDENT: Lech Walesa
(Presidential elections in November)
PRIME MINISTER: Jozef Oleksy


"Our regional allocation continues to lean towards Asia while increasing exposure to EMERGING


8

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                                                   ROBERTSON, STEPHENS & COMPANY


ECONOMIC FACTS (1994)
ECONOMIC GROWTH: 5%
UNEMPLOYMENT: 15.3%
INFLATION: 29.5%
INTEREST RATES: 27%
TRADE BALANCE: $840 million
CURRENT ACCOUNT BALANCE: -1.04% of GDP
GROSS EXTERNAL DEBT: $42.2 billion
FOREIGN RESERVES: $6 billion


EQUITY MARKET FACTS(1)
ANNUAL RETURNS:
1995   19.2% (YTD)
1994    -42%
1993    739%


MARKET CAPITALIZATION:
$3.7 billion


P/E RATIO:
1995   10.0
1994   12.9
1993   31.5


AVERAGE DAILY TURNOVER:
$16 million


[PHOTO]
VIEW OF THE ROYAL CASTLE, WARSAW, POLAND


The DG29 Index(2)
(AMOUNTS IN ZLOTY)
The Polish equity market, which astounded many investors by soaring 740% from a low base in 1993, suffered an extensive correction in 1994 and 1995. The market now appears fairly valued at a price/earnings ratio (P/E) of roughly 10.


[GRAPH]


EUROPE at the expense of Latin America."

(1)Source: Baring Securities  (2)Source: Bloomberg


                                                                               9

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THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


PORTFOLIO MANAGER'S TRAVELOGUE


During the September quarter, Michael's travel included South America. His itinerary and insights for Brazil and Argentina are highlighted below.


[GLOBE GRAPHIC]


[SOUTH AMERICA GRAPHIC]


  BRAZIL

  SAO PAULO
  SEPTEMBER 16 - SEPTEMBER 18

  BRASILIA
  SEPTEMBER 18 - SEPTEMBER 20

- Central Bank,
  Gustavo Loyola, Governor
  Gustavo Franco, Director of Foreign Affairs

- Ministry of Finance,
  Jose Roberto Mendonca de Barros, Secretary of Finance

- Congress,
  Luis Eduardo Magalhaes, President
  of the Chamber
  Senator Jose Fogaca, PMDB Party

- Planning Ministry,
  Andrea Sandro Calabi, Director

  The success of the Real Plan has resulted in broad support for President Cardoso and his reform plans. For the first time in many years it would appear that the potential for serious reform exists. Almost without exception politicians are jumping on the Cardoso bandwagon for fear of being left behind.

  COMPANY HIGHLIGHTS
  Wembley
  Casa Anglo
  Banco Itamaraty
  Iven

  Company managements were keenly focused on slower economic growth and the potential for further declines. Earnings are likely to suffer in the mid-term.


  ARGENTINA

  BUENOS AIRES
  SEPTEMBER 20 - SEPTEMBER 22

- Congress,
  Representative Dr. Jorge Matzkin, President Bloque Justicialista Party Representative Dr. Carlos Alberto Alvarez, Frente Grande Party
  Representaive Dr. Roldolfo Terragno, UCR, Radical Party

- Central Bank,
  Dr. Pablo Guidotti, Director Banco Central de la Republica Argentina

- Securities Exchange Commission,
  Dr. Francisco Susmel, Vice President

- Ministry of Finance,
  Dr. Joaquin Cottani, Financing Undersecretary

- Argentina Institute of Capital Markets,
  Dr. Javier Gonzales Fraga, Director, Former President of the Central Bank

- Economic and Political Consultants,
  Dr. Rosendo Fraga, Political Analyst
  Dr. Juan Carlos de Pablo, Economist
  Dr. Roberto Alemann, Economist, Former Misister of Finance

  The entire country seemed to be focused on the one question of whether Finance Minister Domingo Cavallo will serve out his term or resign shortly. While most politicians and outside consultants agree that he will stay in the very short term, most also believe that he is unlikely to finish his term. An abrupt departure would be devastating for the financial markets.


10

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                                                   ROBERTSON, STEPHENS & COMPANY


DID YOU KNOW?


(ANSWERS)


1.
c. ASIA (8.4%).
This is compared to 5.1% for Latin America and 0.3% for Emerging Europe. Asia has and should continue to lead the regions in 1995. Latin America and Emerging Europe, however, should switch places as Emerging Europe is predicted to grow a promising 5% while Latin America is expected to grow only a disappointing 1%.

2.
c. THAILAND (8.4%), KOREA (8.1%), AND CHINA (6.5%). In recent years, rates of economic growth in the developing countries have been much higher than those of the U.S. (1.2%) and other western nations. These higher economic growth rates, which may offer investors and corporations the opportunity to achieve higher rates of return on capital, are the primary reason for investing in developing countries.

3.
b. ARGENTINA.
While Argentina's success is the most notable, a variety of economic reform policies in Latin America successfully reduced inflation in the region to 12.6% in 1994. While that number will increase this year, as a result of Mexico, no countries in the region are currently suffering from hyperinflation.

4.
A. b. PERU
B. d. MIAMI.
(SEE MAP BELOW.)

[MAP]


                             Source: Emerging Stock Markets Factbook, 1995, IFC.

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


FUND PERFORMANCE


Results of a hypothetical $10,000 investment in The Robertson Stephens Developing Countries Fund and the MSCI Emerging Markets Global Index(1)

IF INVESTED ON MAY 2, 1994(2)


DEV COUNTRIES

              DCF         MSCI
             VALUE       VALUE
      -------------------------
5/2/94     $10,000      $10,000
  5/94      $9,980      $10,318
  6/94      $9,960      $10,083
  7/94      $9,800      $10,754
  8/94     $10,170      $11,850
  9/94      $9,990      $12,164
 10/94      $9,870      $11,852
 11/94      $9,889      $11,285
 12/94      $9,497      $10,691
  1/95      $8,605       $9,515
  2/95      $8,027       $9,339
  3/95      $8,686       $9,444
  4/95      $9,031       $9,624
  5/95      $9,193       $9,933
  6/95      $9,375       $9,889
  7/95      $9,761      $10,028
  8/95      $9,497       $9,685
  9/95      $9,213       $9,781


CUMULATIVE TOTAL RETURNS


                                                       DEVELOPING COUNTRIES          MSCI EMERGING MARKETS
FOR THE PERIODS ENDED 9/30/95                                          FUND                   GLOBAL INDEX(1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Three months                                                        (1.73)%                        (1.09)%
----------------------------------------------------------------------------------------------------------
Six months                                                            6.07%                          3.57%
----------------------------------------------------------------------------------------------------------
Nine months                                                         (2.99)%                        (8.51)%
----------------------------------------------------------------------------------------------------------
One year                                                            (7.78)%                       (19.59)%
----------------------------------------------------------------------------------------------------------
Since inception (5/2/94)                                            (7.87)%                        (2.19)%
----------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

                                                       DEVELOPING COUNTRIES          MSCI EMERGING MARKETS
FOR THE PERIODS ENDED 9/30/95                                          FUND                   GLOBAL INDEX(1)
----------------------------------------------------------------------------------------------------------
Since inception (5/2/94)                                            (5.63)%                        (1.56)%
----------------------------------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Global Index (EMG) is a market capitalization weighted index composed of companiesrepresentative of the market structure of 20 emerging market countries in Europe, Latin America, and the Pacific Basin.

     The MSCI Indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

(2)  Date that the Fund's shares were first offered to the public.


     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO SUMMARY

AS OF SEPTEMBER 30, 1995


[PIE CHART]

ASIA
  Thailand                                  13.5%
  Korea                                     12.1%
  Indonesia                                 10.7%
  Malaysia                                  10.0%
  Philippines                                8.8%
  Hong Kong                                  3.5%
  India                                      0.6%

LATIN AMERICA
  Mexico                                    12.3%
  Venezuela                                  5.4%

EMERGING EUROPE
  Czech Republic                            17.6%

AFRICA
  Morocco                                    1.2%

PUTS                                         0.4%

CASH/OTHER                                   3.9%

TOP TEN HOLDINGS

1.
GSS ARRAY TECHNOLOGY COMPANY, LTD.
A Thai company that manufactures printed circuit board assemblies, cables and harnesses, coils and transformers, electronic control devices, wound sliders, and thin film head and head gimbal assemblies.

2.
FILINVEST LAND, INC.
A company based in the Phillipines which acquires and develops raw land into residential subdivisions and provides mortgage financing for the sale of its properties.

3.
CESKE ENERGETICKE ZAVODY A.S.
A Czech Republic electricity generator and owner of the national high voltage transmission grid.

4.
SAMSUNG ELECTRONICS - GDS
A Korean manufacturer and exporter of a wide range of consumer and industrial electronic equipment, as well as memory chips, semiconductors, computers, telecommunications equipment and color television sets.

5.
LG ELECTRONICS - GDR
A Korean company that manufactures cordless telephones, home automation, computer peripherals, and telecommunications equipment, such as cellular telephones.

6.
KOMERCNI BANKA A.S.
The Czech Republic's largest bank (with 96 branches) is 49% state owned, performs deposits and loans, operates electronic cash machines, as well as international banking facilities.

7.
TABAK A.S.
The Czech Republic's largest cigarette producer.

8.
SIDERURGICA VENEZOLANA SIVENSA ADR
A Venezuelan holding company comprised of over 40 companies that make steel products, automobile parts, wire products and capital goods.

9.
REGIONAL CONTAINER LINES
A Thai company that has operations in the shipping business, covering routes throughout the Pacific Rim.

10. LINGUI DEVELOPMENT BERHAD
A Malaysian investment holding company involved in a variety of endeavors including logging, processing and marketing of timber and property development.

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS



SCHEDULE OF NET ASSETS


SEPTEMBER 30, 1995 (UNAUDITED)                            SHARES          VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMMON STOCKS
CZECH REPUBLIC - 17.6%
Ceske Energeticke Zavody A.S.                             22,300     $  921,767
Komercni Banka A.S. - GDR(3)                              40,000        773,200
SPT Telecom A.S.                                           4,000        384,528
Tabak A.S.                                                 3,985        672,478
The Czech Republic Fund, Inc.(1)                           27,500        354,063

-------------------------------------------------------------------------------
                                                                      3,106,036
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HONG KONG - 3.5%
ASM Pacific Technology Ltd.(1)                           460,000        440,265
Cathay Investment Fund Ltd.                              170,000        180,297
-------------------------------------------------------------------------------
                                                                        620,562
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INDIA - 0.6%
Sanghi Poyesters Limited - GDS(4)                          30,000         97,500
-------------------------------------------------------------------------------
                                                                         97,500
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INDONESIA - 10.7%
First Dynasty Mines, Ltd.                                100,000        557,994
PT Bank Dagang Nasional Indonesia, Foreign(1,5)          350,000        320,569
PT Dynaplast, Foreign(1,5,6)                             510,000        472,743
PT Multibreeder Adirama, Foreign(5,6)                    749,000        413,264
PT Sumalindo Lestari Jaya, Foreign (1,5)                 130,000        117,634
-------------------------------------------------------------------------------
                                                                      1,882,204
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
KOREA - 12.1%
LG Electronics, Inc. - GDR(3)                             70,000        875,000
Pohang Iron & Steel Company, Ltd. - ADR(1,2)              10,700        351,763
Samsung Electronics - GDS(4)                              12,808        909,368
-------------------------------------------------------------------------------
                                                                      2,136,131
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MALAYSIA - 10.0%
Aokam Perdana Berhad(1)                                  300,000        603,105
Land and General Berhad(1)                               200,000        525,478
Lingui Developments Berhad(1)                            300,000        632,962
-------------------------------------------------------------------------------
                                                                      1,761,545
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


14


                                                   ROBERTSON, STEPHENS & COMPANY


                                                          SHARES          VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MEXICO - 12.3%
Cementos de Mexico, S.A. - ADR(1,2)                       40,000     $  322,500
Grupo Industrial Durango S.A. de C.V. - ADR(2)            30,000        270,000
Grupo Tribasa S.A. de C.V. - ADR(2)                       75,000        553,125
Industrias Penoles S.A.                                   75,000        282,132
Seguros Comercial America, S.A. Class B                  540,000        133,730
Vitro Sociedad Anonima - ADR(1,2)                         75,000        609,375
-------------------------------------------------------------------------------
                                                                      2,170,862
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MOROCCO - 1.2%
C. Oriental                                                6,472        218,218
-------------------------------------------------------------------------------
                                                                        218,218
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PHILIPPINES - 8.8%
Filinvest Land, Inc.                                   2,910,000        938,169
International Container Terminal Services, Inc.          600,000        379,966
Negros Navigation Company, Inc.                        1,268,500        175,268
Robinson's Land Corporation, Series B                    443,600         62,994
-------------------------------------------------------------------------------
                                                                      1,556,397
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THAILAND - 13.5%
Alphatec Electronics Company, Ltd., Foreign(1,5,6)        30,000        411,237
Bangkok Bank Company, Ltd., Foreign(1,5)                  23,000        258,458
GSS Array Technologies Company, Ltd., Foreign(1,5)       230,000      1,063,160
Regional Container Lines, Foreign(1,5,6)                  44,960        644,973
-------------------------------------------------------------------------------
                                                                      2,377,828
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
VENEZUELA - 5.4%
Corimon C.A. Sponsored - ADR(1,2)                         50,000        275,000
Siderurgica Venezolana Sivensa - ADR(1,2,6)              330,000        672,441
-------------------------------------------------------------------------------
                                                                        947,441
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 95.7%(Cost: $18,489,068)                       16,874,724
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                                                                              15

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


SCHEDULE OF NET ASSETS (CONTINUED)


SEPTEMBER 30, 1995 (UNAUDITED)                         CONTRACTS          VALUE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PUT OPTIONS
-------------------------------------------------------------------------------
S&P 500 INDEX PUT OPTIONS
December 1995      525                                       100      $  14,375
December 1995      550                                        50         16,875
December 1995      560                                       100         45,000
-------------------------------------------------------------------------------
TOTAL PUT OPTIONS - 0.4% (Cost: $245,750)                                76,250


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 96.1% (Cost: $18,734,818)                        16,950,974
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-------------------------------------------------------------------------------
Czech Koruna                                                            106,426
-------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 0.6%                                  106,426


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
OTHER ASSETS, NET - 3.3%                                                588,614
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                           $17,646,014
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


(1) Income producing security.
(2) ADR - American Depository Receipt.
(3) GDR - Global Depository Receipt.
(4) GDS - Global Depository Shares.
(5) Foreign - Foreign Shares.
(6) See 1a in Notes to Financial Statements.


The accompanying notes are an integral part of these financial statements.


16


STATEMENT OF NET ASSETS


                                                 SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investments, at value (Cost: $18,734,818)                         $  16,950,974
Cash and cash equivalents                                               106,426
Receivable for investments sold                                       1,313,882
Receivable for fund shares subscribed                                    67,428
Receivable from Adviser                                                 130,891
Dividends/interest receivable                                            31,341
Tax reclaim receivable                                                      124
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         18,601,066


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                                       632,209
Payable for fund shares redeemed                                         24,643
Payable, other                                                          295,787
Tax withholding                                                           2,413
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       955,052


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 17,646,014
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid in capital                                                      20,371,742
Accumulated undistributed net investment gain                             6,462
Accumulated net realized (loss) from investments                       (803,806)
Accumulated net realized (loss) from options                           (128,100)
Accumulated net realized (loss) from securities sold short              (17,500)
Net unrealized (depreciation) on investments                         (1,614,284)
Net unrealized (depreciation) on options                               (168,500)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $ 17,646,014
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PRICING OF SHARES:                                                      $  9.09
      Net Asset Value, offering and redemption price per share
      (net assets of $17,646,014 applicable to 1,940,852 shares of beneficial interest outstanding with no par value)
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                              $  53,112
Dividends (Net of foreign tax of $13,286)                               104,379
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 157,491


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment advisory fees                                                 96,227
Custodian and transfer agent fees                                        39,398
Professional fees                                                        38,188
Distribution fees                                                        27,759
Shareholder reports                                                      24,407
Trustees' fees and expenses                                              11,250
Registration and filing fees                                             19,517
Other                                                                     6,820
Dividend expense for securities sold short                                  551
-------------------------------------------------------------------------------
                                                                        264,117

Less: Reimbursement from Adviser                                        (86,714)
-------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                     177,403


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                                   (19,912)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
REALIZED (LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS,
OPTIONS AND SECURITIES SOLD SHORT
-------------------------------------------------------------------------------
Net realized (loss) from investments                                    (86,007)
Net realized (loss) from options                                       (128,100)
Net realized (loss) from securities sold short                          (17,500)
Net change in unrealized appreciation on investments                    704,682
Net change in unrealized (depreciation) on options                     (168,500)
-------------------------------------------------------------------------------
TOTAL NET REALIZED (LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)    304,575
ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 284,663
-------------------------------------------------------------------------------


The accompanying notes are an intergal part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

STATEMENT OF CHANGES IN NET ASSETS


                                                    FOR THE SIX
                                                   MONTHS ENDED  FOR THE PERIOD
                                                        9/30/95        5/2/94 -
                                                     (UNAUDITED)        3/31/95
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
Net investment (loss)/income                         $  (19,912)     $  103,473
Net realized (loss) from investments                    (86,007)       (880,354)
Net realized (loss) from options                       (128,100)              -
Net realized (loss)/gain from securities sold short     (17,500)        344,728
Net change in unrealized appreciation/(depreciation)
 on investments                                         704,682      (2,318,966)
Net change in unrealized (depreciation) on options     (168,500)              -
-------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                             284,663      (2,751,119)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------
Net investment income                                         -         (77,099)
Realized gains on investments                                 -        (182,173)
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           -        (259,272)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
Net increase in net assets resulting from capital
 share transactions                                   9,016,223      11,355,519

-------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                      9,016,223      11,355,519


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                          9,300,886       8,345,128
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                   8,345,128               0
End of period                                      $ 17,646,014     $ 8,345,128
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


FINANCIAL HIGHLIGHTS


                                                    FOR THE SIX
                                                   MONTHS ENDED  FOR THE PERIOD
FOR A SHARE OUTSTANDING                                 9/30/95        5/2/94 -
THROUGHOUT EACH PERIOD:                              (UNAUDITED)        3/31/95
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Asset Value, beginning of period                 $     8.57      $    10.00


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net investment (loss)/income                              (0.01)           0.06
Net realized (loss) and unrealized appreciation/
 (depreciation) on investments                             0.53           (1.36)
Total Increase/(Decrease) in Net Assets Resulting
 from Operations                                           0.52           (1.30)



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distributions from net investment income                      -           (0.04)
Distributions from realized gains on investments              -           (0.09)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     9.09      $     8.57


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN                                              6.07%        (13.14)%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net Assets, end of period                         $  17,646,014    $  8,345,128
Ratio of Expenses to Average Net Assets                   2.29%           3.15%
Ratio of Net Investment Income/(Loss) to Average
 Net Assets                                             (0.26)%           0.72%
Portfolio Turnover Rate                                     65%            124%


Per share data has been determined by using the average number of shares outstanding throughout the period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended March 31, 1995, and the six months ended September 30, 1995, would have been 3.46% and 3.41%, respectively, and the ratio of net investment income/(loss) to average net assets would have been 0.41% and (1.38)%, respectively.


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Developing Countries Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on April 29, 1994, and it started to offer shares to the public on May 2, 1994. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15, 1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15,
1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS:
Marketable equity securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At September 30, 1995, 89% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of:
the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At September 30, 1995, 11% of the Fund's long positions were valued using these guidelines and procedures.

B. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

C. FEDERAL INCOME TAXES:
The Fund has made no provision for federal taxes for the quarter ended September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS


NOTES TO FINANCIAL STATEMENTS


E. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

G. CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A. TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the six months ended September 30, 1995, and for the period ended March 31, 1995, were as follows:



4/1/95 - 9/30/95                                         SHARES          AMOUNT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares sold                                           2,137,211   $  20,022,419

Shares reinvested                                             -               -
-------------------------------------------------------------------------------
                                                      2,137,211      20,022,419

-------------------------------------------------------------------------------
Shares redeemed                                      (1,170,691)    (11,006,196)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase                                            966,520   $   9,016,223
-------------------------------------------------------------------------------


5/2/94 - 3/31/95                                         SHARES          AMOUNT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares sold                                           3,093,680     $30,436,016
Shares reinvested                                        26,976         252,773
-------------------------------------------------------------------------------
                                                      3,120,656      30,688,789

-------------------------------------------------------------------------------
Shares redeemed                                      (2,146,325)    (19,333,270)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase                                            974,331    $ 11,355,519
-------------------------------------------------------------------------------


NOTE 3  TRANSACTIONS WITH AFFILIATES:

A. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson, Stephens Investment Management, L.P. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred investment advisory fees of $96,227. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees and dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B. AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of
RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of

                                                   ROBERTSON, STEPHENS & COMPANY


RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,250 for the six months ended September 30, 1995.

D. DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred distribution fees of $27,759.

E. BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended September 30, 1995, the Fund paid brokerage commissions of $0 to RS & Co.


NOTE 4  INVESTMENTS:

A. PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding securities sold short and short-term investments), measured as a percentage of the Fund's average monthly investment portfolio for the six months ended September 30, 1995, was 65%.

B. TAX BASIS OF INVESTMENTS:
At September 30, 1995, the cost of investments for federal income tax purposes was $18,734,750. Accumulated net unrealized depreciation on investments was $1,783,664, consisting of gross unrealized appreciation and depreciation of $1,231,563 and $3,015,227, respectively.

C. INVESTMENT PURCHASES AND SALES:
For the six months ended September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding securities sold short and short-term investments) were $16,852,866 and $8,860,983, respectively.

D. OPTIONS:
At September 30, 1995, 1.4% of the Fund's net assets consisted of premiums paid for the purchase of S&P 500 Index put options to hedge portfolio long investments against adverse price fluctuations. The risk associated with the purchase of these put options is limited to the premium originally paid. The premium paid for the purchase of these options is included in the Fund's "Statement of Net Assets" as an investment and is subsequently market-to-market daily to reflect the market value of the options.

E. SHORT SALES:
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases

THE DEVELOPING COUNTRIES FUND SEMI-ANNUAL RESULTS between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize the market value of its short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale "against the box," it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. The Fund limits the value of short sell positions (excluding short sales "against the box") to 25% of the Fund's total assets. At September 30, 1995, the Fund had 0% of the Fund's total assets in short positions. For the six months ended September 30, 1995, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $70,500 and $0, respectively.


F. FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social and economic developments and less reliable information about issuers. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets. The Fund intends to invest no more than 40% of its total assets exclusively in one foreign country. At September 30, 1995, the Fund had investments worth no more than 20% of its total assets in any one foreign country.


ADMINISTRATION


OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer

Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert A. Zidar, Secretary

INVESTMENT ADVISER
Robertson, Stephens Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Developing Countries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published November 21, 1995

                                                   ROBERTSON, STEPHENS & COMPANY


                        THE ROBERTSON STEPHENS MUTUAL FUNDS


In addition to THE DEVELOPING COUNTRIES FUND, Robertson Stephens offers the following mutual funds:


THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET -- Invests in attractively priced, growing companies worldwide that are out of favor or have never been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES -- Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing and health care) with above average growth potential. No load. Managed by Bob Czepiel.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES
-- Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are under appreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES -- Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK -- Invests in equity and debt securities, with an emphasis on small and mid-cap companies with growth potential and/or current income. No load. Managed by John Wallace.

THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR -- Invests in a wide-range of technology companies with strong fundamentals, market advantage and growth potential, including computer hardware and software, telecommunications, multimedia, and financial services. No load. Managed by Ron Elijah.

THE PARTNERS FUND
SMALL-CAP VALUE FUND WITH A CONTRARIAN DISCIPLINE -- Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE CONSCIOUS INVESTORS -- Invests in mid-cap growth companies with favorable price/earnings ratios, in sectors with the potential for above average growth. Ability to short sell. No load. Managed by Ron Elijah.



For more information, including management fees, expenses and special risks associated with short selling or with international investing, call Robertson, Stephens & Company, L.P., distributor, for a prospectus. Read it carefully before you invest.

ROBERTSON STEPHENS & COMPANY MUTUAL FUNDS

555 California Street, Suite 2600
San Francisco, California 94104


FUND INFORMATION


  ROBERTSON STEPHENS INVESTOR SERVICES

- Knowledgeable mutual fund representatives ready to answer your investment questions.

- Automated access to daily net asset values and the portfolio managers' hotline 24 hours a day.

  1-800-766-3863

  ROBERTSON STEPHENS ACCOUNTLINK

  Automated account information is available 24 hours a day through Robertson Stephens AccountLink.

  1-800-624-8025

  FUND LISTINGS

  The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Dev Ctry under the heading Robertson Stephens. Its computer quotation symbol is RSDCX.